UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 7, 2025

PMGC Holdings Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-41875	33-2382547
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o 120 Newport Center Drive, Ste. 249 Newport Beach, CA	92660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 794-4940

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4©)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	ELAB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On July 7, 2025, PMGC Holdings Inc. (the “Company”) completed the acquisition (the “Acquisition”) of 100% of the issued and outstanding shares (the “Shares”) of Pacific Sun Packaging Inc. (the “Target”), pursuant to an Acquisition Agreement dated as of July 7, 2025 (the “Acquisition Agreement”), by and between the Buyer and the Target.

The Acquisition closed on July 7, 2025 (the “Closing”). The purchase consideration for the Shares consisted of: (i) $1,148,000 in cash paid by the Buyer to the stockholder of Target at the Closing; and (ii) a contingent earnout payment of up to $250,000, payable to the stockholder of the Target if the business achieves $1,145,915 in revenue during the Target’s 2025 fiscal year without incurring debt to fund operations. Following the Closing, the Buyer intends to continue the operation of the Target from the Target’s existing leased warehouse under a newly negotiated five-year lease agreement. In addition, one of the Target’s employees entered into a new five-year employment agreement with the Buyer, which includes a revenue-based incentive to align with the Buyer’s long-term performance objectives.

The foregoing description of the Acquisition does not purport to be complete and is qualified in its entirety by reference to the full text of the Acquisition Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Form 8-K”) and incorporated by reference herein.

Item 8.01 Other Events

On July 10, 2025, the Company issued a press release announcing the Closing. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The information set forth under this Item 8.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Combined financial statements of Pacific Sun Packaging Inc. for the years ended December 31, 2024 and December 31, 2023, and the notes related thereto, and unaudited combined financial statements of Pacific Sun Packaging Inc. for the three month period ended March 31, 2025, are attached hereto as Exhibit 99.2 and incorporated herein by reference into this Item 9.01(a).

(b) Pro Forma Financial Information.

The Unaudited Pro Forma Condensed Combined Balance Sheet of PMGC Holdings Inc. as of March 31, 2025, Unaudited Pro Forma Condensed Combined Statements of Operations of PMGC Holdings Inc. for the year ended December 31, 2024 and Unaudited Pro Forma Condensed Combined Statements of Operations for the three months ended March 31, 2025 are attached hereto as Exhibit 99.3 and incorporated herein by reference into this Item 9.01(b).

(d) Exhibits.

The following exhibits are being filed herewith:

Exhibit No.	Description
10.1*	Acquisition Agreement dated as of July 7, 2025, by and between PMGC Holdings Inc. and Pacific Sun Packaging Inc.
99.1	Press Release of PMGC Holdings Inc. dated as of July 10, 2025.
99.2	Audited combined financial statements of Pacific Sun Packaging Inc. for the years ended December 31, 2024 and December 31, 2023, and the notes related thereto, and unaudited combined financial statements of Pacific Sun Packaging Inc. for the three month period ended March 31, 2025.
99.3	Unaudited Pro Forma Condensed Combined Balance Sheet of PMGC Holdings Inc. as of March 31, 2025, Unaudited Pro Forma Condensed Combined Statements of Operations of PMGC Holdings Inc. for the year ended December 31, 2024 and Unaudited Pro Forma Condensed Combined Statements of Operations for the three months ended March 31, 2025.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

*	The schedules, exhibits or similar attachments have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any schedules, exhibits or similar attachments to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 11, 2025

PMGC Holdings, Inc.

By:	/s/ Graydon Bensler
Name:	Graydon Bensler
Title:	Chief Executive Officer, President and Director

2